           Consent of Independent Registered Public Accounting Firm

We  consent  to the  reference  to our firm  under  the  caption  "Independent
Registered Public Accounting Firm" in the Statement of Additional  Information
and to the use of our report dated May 13, 2005  included in the  Registration
Statement (Form N-1A Nos.  333-122902 and 811-21718) and related Prospectus of
Oppenheimer Dividend Growth Fund.

                                    /s/ Ernst & Young LLP
                                    ------------------------
                                    ERNST & YOUNG LLP

New York, New York
June 27, 2005